GOODWILL AND OTHER INTANGIBLE ASSETS, NET (Schedule of Other Intangible Assets Future Amortization Expense) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
GOODWILL AND OTHER INTANGIBLE ASSETS, NET [Abstract]
2016	$ 2,787
2017	2,414
2018	1,990
2019	1,717
Thereafter	364
Other intangible assets, net	$ 9,272	$ 5,402